Exhibit 10.2

EXECUTION VERSION

AMENDMENT #1 TO

BOTOX® — JAPAN LICENSE AGREEMENT

THIS AMENDMENT #1 TO BOTOX® — JAPAN LICENSE AGREEMENT, including the exhibits and schedules referred to herein and attached hereto (collectively “Amendment #1”), dated March 9, 2010 (the “First Amendment Date”), is made and entered into by and between the following parties:

ALLERGAN, INC., a Delaware corporation having a place of business at 2525 Dupont Drive, Irvine, California 92612, United States of America, ALLERGAN SALES, LLC, a Delaware limited liability company having a place of business at 2525 Dupont Drive, Irvine, California 92612, United States of America, ALLERGAN K.K., a Japanese corporation having a place of business at Toranomon 45 MT Building 7F, 5-1-5, Toranomon, Minato-ku, Tokyo 105-0001, Japan, and ALLERGAN NK, a Nin-i-Kumiai having a place of business at c/o Allergan Holdings B, Ltd., Canons Court, 22 Victoria Street, Hamilton, HM EX, Bermuda (ALLERGAN, INC., ALLERGAN SALES, LLC, ALLERGAN K.K., and ALLERGAN NK are collectively referred to herein as “ALLERGAN”)

and

GLAXO GROUP LIMITED, a private limited company incorporated in England and Wales, having it’s registered office at Glaxo Wellcome House, Berkeley Avenue, Greenford, Middlesex, England UB6 ONN, the United Kingdom (“GSK”).

RECITALS

A.        WHEREAS, ALLERGAN, INC., ALLERGAN SALES, LLC and GSK entered into that certain BOTOX® — JAPAN LICENSE AGREEMENT dated September 30, 2005 (the “Agreement”); and

B.        WHEREAS, ALLERGAN wishes to reacquire and GSK is willing to relinquish certain rights granted by ALLERGAN to GSK under the Agreement, and the Parties wish to amend and update certain aspects of the Agreement, in each case in accordance with this Amendment #1.

NOW THEREFORE, in consideration of the mutual covenants and obligations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, ALLERGAN and GSK agree as follows:

1.                  In General.

All capitalized terms defined in the Agreement shall have the same meaning in this Amendment #1 as in the Agreement, unless otherwise expressly defined in this Amendment #1.

2.                  Reacquisition of Rights.

In exchange for a one-time, non-refundable payment by ALLERGAN to GSK of *** Dollars (US$***) (the “Reacquisition Payment”), effective as of the TA Completion Date, ALLERGAN hereby reacquires from GSK and GSK hereby relinquishes all rights granted to GSK under the Agreement with respect to the Product solely for the Cosmetic Indications in the Territory. ALLERGAN shall pay the Reacquisition Payment to GSK within five (5) business days after both this Amendment #1 and the Transition Agreement and the Services Agreement (as defined in AMENDMENT #1 TO BOTOX® — CHINA LICENSE AGREEMENT) have been executed and delivered by both Parties. The Reacquisition Payment will be made by wire transfer of U.S. dollars in immediately available funds to the bank account designated in writing by GSK.

3.          Amendment of Article 1 (DEFINITIONS). The Parties hereby agree to amend Article 1 (DEFINITIONS) of the Agreement as follows:

3.1        Section 1.3 is hereby amended and replaced in its entirety as follows:

    1.3        “ALLERGAN” means, collectively, ALLERGAN, INC., a Delaware corporation, ALLERGAN SALES, LLC, a Delaware limited liability company, ALLERGAN K.K., a Japanese corporation, and ALLERGAN NK, a Nin-i-Kumiai in Japan.

3.2        Section 1.5 is hereby amended and replaced in its entirety as follows:

    1.5        “ALLERGAN Know-How” means any and all know how, information, data (including, without limitation, pre-clinical data, toxicology information and clinical trial data), documents, materials, and software (including, but not limited to, marketing information, technical information, regulatory information, clinical information, processes, procedures, methods, formulae, protocols, and techniques) relating to Product in the Field of Use (including, without limitation, Product Improvements and Enhancements) but not including ALLERGAN Manufacturing Information, which exists as of the Effective Date or during the Term and is Controlled by ALLERGAN or its Affiliates. For the avoidance of doubt, ALLERGAN Know-How will in no way include or be

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

deemed to include any computer software or IT platforms under license from Third Parties and/or developed by or on behalf of ALLERGAN for ALLERGAN’s own use with respect to Product in the Field of Use.

3.3        Section 1.22 is hereby amended and replaced in its entirety as follows:

    1.22        “Cosmetic Indication” or “Cosmetic Indications” means (a) the treatment, minimization, and/or eradication of, or the appearance of, glabellar lines, crow’s feet, or any lines or wrinkles on the face and (b) all future aesthetic Indications that ALLERGAN chooses to develop in the Territory including ***. For clarity, “Cosmetic Indications” does not include (x) any of the Current Indications, or (y) any of the Future Indications.

3.4        Section 1.23 is hereby amended and replaced in its entirety as follows:

    1.23        “Current Indications” means (a) those therapeutic Indications for which ALLERGAN or any of its Affiliates, as of the Effective Date, had received Regulatory Approval in the Territory to use Product for the treatment, prevention or palliation of such Indications, which Indications include blepharospasm (benign essential blepharospasm and essential blepharospasm), hemifacial spasm, and cervical dystonia (spasmodic torticollis), and (b) those therapeutic Indications for which GSK and its Affiliates, as of the First Amendment Date, have submitted Regulatory Approval Applications or have received Regulatory Approval in the Territory to use Product for the treatment, prevention or palliation of such Indications, specifically juvenile cerebral palsy and upper and lower limb spasticity For clarity, “Current Indications” does not include any Cosmetic Indications within the Regulatory Approval Applications and Regulatory Approvals for BOTOX Vista® Injection.

3.5        Section 1.27 is hereby amended and replaced in its entirety as follows:

    1.27        “Field of Use” means any and all uses of Product for the Current Indications, and Future Indications. For clarity, the “Field of Use” does not include any uses of Product for Cosmetic Indications.

3.6        Section 1.29 is hereby amended and replaced in its entirety as follows:

    1.29        “Future Indications” means all treatment, prevention or palliation of Indications other than Cosmetic Indications and Current Indications. For clarity, “Future Indications” includes future therapeutic Indications that GSK or its Affiliate chooses to develop and commercialize in the Territory, including but not limited to the treatment, prevention or palliation of the following: ***. For further clarity, “Future Indications” does not include any future aesthetic

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

Indications that ALLERGAN chooses to develop in the Territory, as further described in the definition of Cosmetic Indication.

3.7        Section 1.41 is hereby amended and replaced in its entirety as follows:

    1.41        “MAH” or “Marketing Authorization Holder” means a Person who possesses all Regulatory Approvals for any particular Indication in the Territory in such Person’s name and who will manage all interactions with Regulatory Authorities regarding such Regulatory Approvals.

3.8        A new Section 1.66 is hereby added to the Agreement as follows:

    1.66        “API” means active pharmaceutical ingredient.

3.9        A new Section 1.67 is hereby added to the Agreement as follows:

    1.67        “CMC” means chemistry, manufacturing and controls.

3.10      A new Section 1.68 is hereby added to the Agreement as follows:

    1.68        “First Amendment Date” has the meaning given such term in the preamble of AMENDMENT #1 TO BOTOX® — JAPAN LICENSE AGREEMENT.

3.11      A new Section 1.69 is hereby added to the Agreement as follows:

    1.69        “GSK Know-How” means any and all know how, information, data (including, without limitation, pre-clinical data, toxicology information and clinical trial data), documents, materials, and software (including, but not limited to, customer and marketing information, technical information, regulatory information, clinical information, processes, procedures, methods, formulae, protocols, and techniques relating to Product for the Cosmetic Indications (including, without limitation, Product Improvements and Enhancements), which exists as of the First Amendment Date or during the Term and is Controlled by GSK or its Affiliates. For the avoidance of doubt, GSK Know-How will in no way include or be deemed to include any computer software or IT platforms under license from Third Parties and/or developed by or on behalf of GSK for GSK’s own use with respect to Product for the Cosmetic Indications.

3.12      A new Section 1.70 is hereby added to the Agreement as follows:

    1.70        “Reacquisition Payment” will have the meaning set forth in Section 2 of AMENDMENT #1 TO BOTOX® — JAPAN LICENSE AGREEMENT.

3.13      A new Section 1.71 is hereby added to the Agreement as follows:

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

    1.71        “Reacquisition Transition Period” will have the meaning set forth in Section 4.7.

3.14      A new Section 1.72 is hereby added to the Agreement as follows:

    1.72        “TA Completion Date” means the date that both the Transition Agreement and the Services Agreement (as defined in AMENDMENT #1 TO BOTOX® — CHINA LICENSE AGREEMENT) have been executed and delivered by all parties to such agreements.

3.15      A new Section 1.73 is hereby added to the Agreement as follows:

    1.73        “Therapeutic Indications” means the Current Indications and the Future Indications.

3.16      A new Section 1.74 is hereby added to the Agreement as follows:

    1.74        “Transition Agreement” will have the meaning set forth in Section 4.7.

4.                   Amendment of Article 2 (LICENSES). The Parties hereby agree to amend Article 2         (LICENSES) of the Agreement as follows:

4.1        Section 2.1.3 is hereby amended and replaced in its entirety as follows:

    2.1.3    Subject to the terms and conditions of this Agreement, GSK hereby grants to ALLERGAN and its Affiliates (i) a royalty-free, worldwide, non-exclusive, perpetual (subject to Section 9.4.2) license, including a right to grant sublicense rights, but not to assign except as provided in Section 11.3, under the GSK Patent Rights, to make, have made, use, sell, offer for sale, and import Product in the Field of Use and for the Cosmetic Indications and (ii) a royalty-free, non-exclusive, perpetual (subject to Section 9.4.2) license, including a right to grant sublicense rights, but not to assign except as provided in Section 11.3, under the GSK Know-How and the Regulatory Approvals and Regulatory Approval Applications for the Product to make, have made, use, sell, offer for sale, and import Product in the Field of Use and for the Cosmetic Indications in the Territory. For purposes of clarification, the license granted by GSK to ALLERGAN pursuant to this Section 2.1.3 will include the right to develop, promote, commercialize, market, and distribute Product in the Field of Use and for the Cosmetic Indications. GSK acknowledges and agrees that the licenses granted to ALLERGAN under this Section 2.1.3 include:

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

    (a)            The right of ALLERGAN to conduct human clinical trials and submit clinical data packages to Regulatory Authorities for Product for the Cosmetic Indications in the Territory;

    (b)            The right of ALLERGAN to manage all communications with Regulatory Authorities relating to Product for the Cosmetic Indications in the Territory after the expiration of the Reacquisition Transition Period, and the right of ALLERGAN to manage all communications with Regulatory Authorities relating to *** as provided in Section 4.9;

    (c)            Access by ALLERGAN to any data developed by GSK that is useful for ALLERGAN to develop Product for the Cosmetic Indications in the Territory or for use, sale, offering for sale and import in the Territory; and

    (d)            Rights to other ancillary clinical development information Controlled by GSK or its Affiliates that is useful to ALLERGAN in using, selling, offering for sale and importing Product for the Cosmetic Indications in the Territory.

4.2        Section 2.1.4(b) is hereby amended and replaced in its entirety as follows:

    (b)        The right of GSK to manage all communications with Regulatory Authorities relating to Product in the Field of Use in the Territory during the Term, and the right of GSK to manage all communications with Regulatory Authorities relating to Product for the Cosmetic Indications and relating to *** during the Reacquisition Transition Period as provided in Section 4.9 and the Transition Agreement, as applicable;

4.3        Section 2.2.1 is hereby amended and replaced in its entirety as follows:

    2.2.1      ALLERGAN Product Trademarks. ALLERGAN hereby grants to GSK a co-exclusive (with ALLERGAN and its Affiliates) license, including a right to grant sublicense rights as further described in Section 2.4, but not to assign except as provided in Section 11.3, to use ALLERGAN Product Trademarks solely in connection with the use, sale, offering for sale, and import of Product in the Field of Use in the Territory. All representations of ALLERGAN Product Trademarks that GSK intends to use if not previously approved by ALLERGAN as provided in this Section 2.2.1, will first be submitted to ALLERGAN for approval, such approval not to be unreasonably withheld. ALLERGAN will have thirty (30) calendar days to review the representation of the ALLERGAN Product Trademarks. If ALLERGAN does not provide written notice of its approval or disapproval (together with its reasons for such disapproval) within such thirty (30) calendar day period, ALLERGAN will

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

be deemed to have approved such representation. For the avoidance of doubt, GSK may use the ALLERGAN Product Trademarks that pertain solely to the Cosmetic Indications (such as BOTOX COSMETICS, BOTOX VISTA and BOTOX REJU) only on behalf of ALLERGAN in connection with the offering for sale and sale of Product for the Cosmetic Indications during the Reacquisition Transition Period and shall thereafter not use such Cosmetic Indication specific trademarks without ALLERGAN’s prior written consent.

4.4        Section 2.2.4 is hereby amended and replaced in its entirety as follows:

    2.2.4      GSK hereby grants ALLERGAN the right to use the GSK Housemarks on any Product for the Cosmetic Indications which is labeled with the GSK Housemarks and purchased by ALLERGAN for use, sale or offer for sale in the Territory (“Stock Cosmetic Product”). Except with respect to the Stock Cosmetic Product or as provided in the Transition Agreement, ALLERGAN and its Affiliates will have no right to use in any way whatsoever any representation of a Housemark of GSK, whether in connection with Product or otherwise, without obtaining the prior written consent of GSK.

4.5        Section 2.3.2 is hereby amended and replaced in its entirety as follows:

    2.3.2      Except as expressly provided in this Agreement, GSK and its Affiliates have and will retain sole and exclusive Control of the GSK Patent Rights, GSK Know-How and GSK Housemarks. Except as expressly provided in this Agreement, no right, title, or interest is granted by GSK to ALLERGAN in, to, or under the GSK Patent Rights, GSK Know-How and/or GSK Housemarks, and, except as expressly provided herein, ALLERGAN will have no right to assign to any Third Party any right or interest received under the GSK Patent Rights, GSK Know-How or GSK Housemarks under the terms of this Agreement.

5.        Amendment of Article 4 (TRANSITION ACTIVITIES). The Parties hereby agree that Article 4 (TRANSITION ACTIVITIES) of the Agreement will be amended as follows:

5.1      Section 4.4.2 is hereby amended and replaced in its entirety as follows:

    4.4.2      ***.

5.2        Section 4.5 is hereby amended and replaced in its entirety as follows:

    4.5        Maintenance of Documentation. Except as provided herein or as otherwise required or appropriate under Applicable Law, documents and materials provided by a Party to the other Party under this Agreement for the purposes of

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

obtaining or maintaining Regulatory Approvals may be copies of original documents and materials, provided that such copies will be of the highest quality possible and, if such quality is inadequate for the receiving Party’s needs, the delivering Party will permit the receiving Party to have access to the original documents and materials. In the event that the delivering Party elects to provide original documents and materials, the receiving Party will permit the delivering Party to have access to such original documents and materials for use by the delivering Party for purposes consistent with the terms and conditions of this Agreement. Such original documents and materials will be provided to the receiving Party in accordance with the following:

    4.5.1      The receiving Party will maintain original documents and materials under safe and secure conditions typically used by the receiving Party to maintain its own similar documents and materials. Specifically, the receiving Party will maintain such original documents and materials in files located in a secure facility used to store the receiving Party’s own original documents. If the receiving Party chooses to transfer such original documents and materials to any other secure facility, the receiving Party will notify the delivering Party in writing sixty (60) calendar days in advance of such transfer.

    4.5.2      If a Regulatory Authority requires the delivering Party or its Affiliate to provide the Regulatory Authority with access to any of the original documents or materials transferred by the delivering Party or its Affiliate to the receiving Party as provided in this Article 4, the receiving Party will permit the delivering Party, its employees, agents, or independent contractors, and/or officials or representatives of the Regulatory Authority, as appropriate, access to the original documents and materials. Such access will be provided at the site where the original documents and materials are maintained by the receiving Party, during normal business hours (Monday through Friday between 9 a.m. and 5 p.m.) after receipt of reasonable written notice (being at least five (5) calendar days where practicable but in any case not less than twenty-four (24) hours advance written notice from the delivering Party (seventy-two (72) hours if such notice arrives on a Friday, Saturday, or Sunday), or at such other facility and during such hours as agreed upon by the receiving Party, the delivering Party, and/or the Regulatory Authority. The term “access” will mean, for the purposes of this Section 4.5.2, that the delivering Party and/or the Regulatory Authority, as appropriate, will have possession of the original documents and materials at the receiving Party’s facility where the original documents and materials are maintained, or at such other facility as agreed upon by the Parties and/or the Regulatory

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

Authority, for sufficient time to allow the delivering Party to review the original documents in detail and/or to allow the Regulatory Authority to complete its review. Prior to the grant of access, the delivering Party will provide the receiving Party with a copy of the relevant written Regulatory Authority communication or a copy of the delivering Party’s written contact report of an oral request by the Regulatory Authority for such access, if such letter or contact report exists.

    4.5.3      Upon expiration or termination of this Agreement, the receiving Party will return to the delivering Party all documents and materials provided by the delivering Party to the receiving Party as provided in this Article 4 in accordance with Section 9.4.3.

5.3        A new Section 4.7 is hereby added to the Agreement as follows:

    4.7        Reacquisition Transition Period. The Parties acknowledge that due to Applicable Law, during the period from the TA Completion Date and continuing until the date on which Regulatory Authorities approve ALLERGAN or its Affiliate in the Territory becoming the MAH for Product for the Cosmetic Indications in the Territory (the “Reacquisition Transition Period”), GSK will continue to be the MAH for Product for the Cosmetic Indications in the Territory. Promptly after the First Amendment Date, the Parties or their respective Affiliates will enter into good faith negotiations for an agreement which will set forth, among other things, the rights and responsibilities of ALLERGAN and GSK with respect to (i) the promotion and sale of Product for the Cosmetic Indications and (ii) Regulatory Approvals, Regulatory Approval Applications and interactions with Regulatory Authorities, in each case with respect to the Product for the Cosmetic Indications, during the Reacquisition Transition Period (the “Transition Agreement”). The Parties will use their best efforts to reach agreement on the Transition Agreement in good faith and to both Parties’ reasonable satisfaction not later than thirty (30) calendar days after the First Amendment Date and will include, among other things, the principles set forth on Exhibit L.

5.4        A new Section 4.8 is hereby added to the Agreement as follows:

    4.8        Disclosure of GSK Know-How; Transfer of Materials. Within thirty (30) calendar days after the TA Completion Date, GSK or its Affiliate, will at its or their sole cost and expense disclose the GSK Know-How to ALLERGAN and will provide to ALLERGAN all documents that recite, are directed to, or concern GSK Know-How. Notwithstanding anything to the contrary contained in this Article 4, GSK will thereafter during the Term promptly disclose to

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

ALLERGAN any GSK Know-How that comes into GSK’s possession and will provide to ALLERGAN all documents that are directed to such GSK Know-How.

5.5        A new Section 4.9 is hereby added to the Agreement as follows:

    4.9        Interactions With Regulatory Authorities Regarding ALLERGAN Manufacturing Information.

                 4.9.1      ALLERGAN will retain responsibility for managing all interactions with Regulatory Authorities relating to ***, including, without limitation, information relating to *** during the Transition Period.

                 4.9.2      After the expiration of the Transition Period until the expiration of the Reacquisition Transition Period, GSK will be responsible for managing all interactions with Regulatory Authorities relating to ***. The interactions by GSK with Regulatory Authorities shall include, without limitation, any communications relating to ***; and, provided further, that if a drug master file (“DMF”) is created with respect to the Product, any communications by GSK with Regulatory Authorities relating to the DMF will be managed by ALLERGAN after good faith consultation with GSK unless the Parties agree in writing that any such communications will be managed by GSK.

                 4.9.3      Upon ALLERGAN becoming the MAH for the Cosmetic Indication, after the expiration of the Reacquisition Transition Period and for the remainder of the Term, ALLERGAN will have primary responsibility for managing all interactions with Regulatory Authorities relating to *** for all Product in the Territory. Any communications with Regulatory Authorities relating to ***. Any communications by GSK with Regulatory Authorities relating to the DMF (if any) will be managed by ALLERGAN after good faith consultation with GSK unless the Parties agree in writing that any such communications will be managed by GSK. ***.

                 4.9.4      At all times during the Term, ALLERGAN will promptly notify GSK of ***. The Parties will cooperate in the determination and submission of any partial change submissions and minor change notices to the Regulatory Approvals that may become necessary.

6.        Amendment of Article 5 (PRODUCT DEVELOPMENT AND COMMERCIALIZATION). The Parties hereby agree that Article 5 (PRODUCT DEVELOPMENT AND COMMERCIALIZATION) of the Agreement is hereby amended as follows:

6.1      Section 5.1 is hereby amended and replaced in its entirety as follows:

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

              5.1        In General. GSK, at GSK’s sole expense (subject to ALLERGAN’s performance of its obligations as set forth in Article 4 and Exhibits G and H), will use Commercially Reasonable Efforts to commercialize Product in the Field of Use in the Territory, as provided in Section 5.5. Additionally, as provided in Section 5.3, GSK will develop Product for *** Future Indication. Notwithstanding the above, ALLERGAN covenants and agrees that it will cause the Manufacturer to supply Product for such development and commercialization activities (under the terms of the Supply Agreement) and, at GSK’s request and at GSK’s expense, subject to ALLERGAN’s obligations as set forth in Article 4 and Exhibits G and H, cooperate with GSK and to provide assistance as reasonably necessary in connection with any such development and commercialization activities in the Field of Use in the Territory.

6.2        Section 5.2.1(c), (d) and (e) are hereby amended and replaced in their entirety as follows:

          (c)        Reviewing the progress of GSK’s development of Product in the Field of Use in the Territory, including, without limitation, Product Improvement and Enhancement activities, as provided in Section 3.5;

          (d)        Reviewing the progress of ALLERGAN’s development of Product for the Cosmetic Indications in the Territory, and any Product Improvement and Enhancement activities as set forth in Section 3.5;

          (e)        Acting as a forum for the Parties to exchange information concerning the development and routine regulatory maintenance of Product in the Territory after the Transition Period, including communications and correspondence to and from Regulatory Authorities;

6.3        Section 5.2.6 is hereby amended and replaced in its entirety as follows:

    5.2.6      Decisions regarding Product portfolio management, clinical development and other related matters shall be made as follows:

          (a)        All decisions related to portfolio management for the Product in the Field of Use in the Territory, routine regulatory maintenance of Product in the Field of Use in the Territory, initiation, conduct and termination of clinical trials for Product in the Field of Use in the Territory, subject to Section 5.2.8, budgeting for all such development and regulatory activities, and selection of Indications for which Product in the Field of Use in the Territory may be developed, will be made by majority vote of the TJDC, which decision will be final and binding on the Parties.

          (b)        All decisions related to other aspects of clinical development or Regulatory Approval with respect to the Product in the Field of Use in the Territory not specified in this Section 5.2.6(a) will be made by

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

unanimous vote of the TJDC, which decision will be final and binding on the Parties. If the TJDC cannot reach unanimous agreement, any disputes will be submitted for resolution to a senior clinical development executive of each Party, or his/her designee, for the Territory. If the senior clinical development executives of each Party, or their respective designees, for the Territory cannot resolve such any disputes within thirty (30) calendar days after the first (1st) interaction (whether in writing, via telephone or in person) between the senior clinical development executives of each Party or their respective designees, such dispute will be decided by GSK, which decision of GSK will be final and binding on the Parties.

(c)        All decisions related to portfolio management for the Product for the Cosmetic Indication in the Territory, routine regulatory maintenance of Product for the Cosmetic Indication in the Territory, initiation, conduct and termination of clinical trials for Product for the Cosmetic Indication in the Territory, budgeting for all such development and regulatory activities, selection of Indications for which Product for the Cosmetic Indication in the Territory may be developed and any decisions related to other aspects of clinical development or Regulatory Approval not specified in the foregoing regarding Product for the Cosmetic Indication in the Territory, will be made by ALLERGAN after consultation with the TJDC, which decision by ALLERGAN will be final and binding on the Parties.

6.4        Section 5.2.7 is hereby amended and replaced in its entirety as follows:

5.2.7    Decisions related to whether a new Indication should be deemed to be an aesthetic Indication, and therefore a Cosmetic Indication, or a therapeutic Indication, and therefore added to the Field of Use will be made by the agreement of the President, Asia Pacific, of Allergan, Inc., for ALLERGAN, and the President of Asia Pacific and Japan, GSK, for GSK, (collectively, the “Region Presidents”) which decision will be final and binding on the Parties. If the Regional Presidents cannot reach agreement, either Party may send a written notice to other (an “Escalation Notice”) for resolution of the issue by the Chief Executive Officer of GSK, or his/her designee, for GSK and the Chief Executive Officer of Allergan, Inc., or his/her designee, for ALLERGAN (collectively, the “Senior Executives”). If the Senior Executives cannot resolve such issue within thirty (30) calendar days from the date of the Escalation Notice, either Party may submit the matter to binding arbitration. The arbitration shall be conducted by the American Arbitration Association in New York City, New York, or such other location as mutually agreed by the Parties, with each Party submitting a brief supporting its position in writing and each side having thirty (an equal right to present its case orally to the arbitrator, and with each side having an equal minute rebuttal period, such oral arguments and rebuttal not to exceed one (1) day in

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

total. The arbitrator shall choose one case or the other based on the written and oral arguments, which decision shall be final and binding on the Parties.

6.5        Section 5.2.8 is hereby amended and replaced in its entirety as follows:

5.2.8    Notwithstanding any other provision of this Agreement, any development plan or clinical trial ***. GSK or its Affiliate will provide ALLERGAN with written notice prior to proceeding with any matter set forth in this Section 5.2.8, and within thirty (30) calendar days of receipt of such written notice from GSK or its Affiliate, ALLERGAN will provide written notice to GSK or its Affiliate of whether ALLERGAN consents to GSK or its Affiliate progressing with such matter. If ALLERGAN does not refuse consent, or does not provide any response to GSK or its Affiliate, in each case within such thirty (30) calendar day period, ALLERGAN will be deemed to have consented to GSK or its Affiliate proceeding with the matter as presented in GSK’s or its Affiliate’s written notice to ALLERGAN.

6.6        Section 5.3.1 is hereby amended and replaced in its entirety as follows:

5.3.1    Cosmetic Indications. From the Effective Date through the end of the Reacquisition Transition Period, provided that GSK or any of its Affiliates is the Marketing Authorization Holder and subject to Section 5.2.8, GSK will use Commercially Reasonable Efforts to initiate and complete development and regulatory activities that are reasonably required to obtain and maintain Regulatory Approval for Product for Glabellar Lines in the Territory. Upon ALLERGAN becoming the Marketing Authorization Holder for the Cosmetic Indication, and for the remainder of the Term, full responsibility for any activities to obtain Regulatory Approvals of Cosmetic Indications for Product in the Territory will be the sole responsibility of ALLERGAN.

6.7        Section 5.6 is hereby amended and replaced in its entirety as follows:

5.6      Adverse Event and Serious Adverse Event Reporting.    Adverse event and other pharmacovigilance information will be exchanged between the Parties and reporting will be coordinated in such a manner as to ensure that their respective regulatory obligations are met. GSK will be solely responsible for and will comply with all applicable medical event reporting requirements for the Product in the Field of Use in the Territory and any countries in the Other Territories. ALLERGAN will solely be responsible for and will comply with all applicable medical event reporting requirements for (i) the Product for the Cosmetic Indications in the Territory and (ii) in all countries outside the Territory and the Other Territories where the Product is being marketed, under investigation, or pending registration. Both Parties will agree in a separate Pharmacovigilance Agreement on the detailed procedures including timeframes

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

and formats of adverse event information exchange specific to clinical trial and spontaneous serious adverse events and non-serious adverse events and other regulatory safety information. The drug safety groups for both Parties will have standard operating procedures outlined in the Pharmacovigilance Agreement relating to the receipt, processing, evaluation, and reporting of all adverse events. Mechanisms for training and assessing compliance with these procedures will also be identified in the Pharmacovigilance Agreement. The Parties will negotiate and execute an amendment to the Pharmacovigilance Agreement, which will include the revised core principles set forth on Exhibit I as well as such other terms and conditions agreed to by the Parties, within sixty (60) calendar days after the First Amendment Date. GSK will be responsible for submitting all required pharmacovigilance information to Regulatory Authorities with respect to the Product in the Field of Use in the Territory and ALLERGAN will be responsible for submitting all required pharmacovigilance information to Regulatory Authorities with respect to the Product for the Cosmetic Indications in the Territory. ALLERGAN will have access to such information provided by GSK and will be free to use such information outside the Territory and Other Territories for any purpose in connection with the sale of Product. GSK will provide reports to ALLERGAN regarding all such pharmacovigilance information in the development reports provided to ALLERGAN pursuant to Section 5.9.1.

6.8        Section 5.7 is hereby amended and replaced in its entirety as follows:

5.7      Product Recall.    If any Regulatory Authority in the Territory orders or requires the recall of any Product in the Territory, or if in GSK’s or ALLERGAN’s opinion a recall is necessary in the Territory, each Party will promptly notify the other Party and provide such information regarding such recall order or other information as may be reasonably requested by the other Party. Each Party will, unless prohibited by Applicable Law, consult with the other Party on the need for a recall and take all submissions by the other Party into account when making a decision of whether to instigate or recall (such decision not to be unreasonably made). GSK will be responsible for conducting any recall in the Territory with respect to the Current Indications and the Future Indications, and ALLERGAN will be responsible for conducting any recall in the Territory with respect to the Cosmetic Indications. Each Party will co-operate with the other Party by providing all such information and assistance as may be reasonably required to implement such recall. To the extent that any recall of the Product is implemented by GSK as a result of Manufacturer’s failure to Manufacture (as defined in the Supply Agreement) Product in accordance with the terms and conditions of the Supply Agreement, ALLERGAN will (a) bear all direct expenses incurred by GSK in connection with such recall, (b) indemnify the GSK Indemnitees (as defined in Section 8.1) from any and all Liabilities (as

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

defined in Section 8.1) incurred by the GSK Indemnitees to the extent that these are proven to be attributable to the Manufacturer’s failure to Manufacture Product in accordance with the terms and conditions of the Supply Agreement, and (c) either, at GSK’s sole option, replace or credit GSK for the cost of the relevant Lots (as defined in the Supply Agreement) of Product subject to the recall. If a recall is required due to any negligence or willful misconduct of a GSK Indemnitee, GSK will bear all such costs and expenses incurred in connection with such recall and will indemnify the ALLERGAN Indemnitees (as defined in Section 8.2) from and against any and all Liabilities incurred by the ALLERGAN Indemnitees that are proven to be attributable solely to the negligence or willful misconduct of GSK. If a recall is required due to any negligence or willful misconduct of an ALLERGAN Indemnitee, ALLERGAN will bear all such costs and expenses incurred in connection with such recall and will indemnify the GSK Indemnitees from and against any and all Liabilities incurred by the GSK Indemnitees that are proven to be attributable solely to the negligence or willful misconduct of ALLERGAN. If any Regulatory Authority outside the Territory orders or requires the recall of any of the Products outside the Territory, then ALLERGAN will promptly notify GSK and provide such information regarding such recall order or other information as may be reasonably requested by GSK. Except as set forth in Article 8, each Party’s sole and exclusive remedies for recalled Product shall be limited to the remedies provided in this Section 5.7.

6.9        A new Section 5.10 is hereby added to the Agreement as follows:

5.10    Regulatory Expenses.    Except as otherwise expressly provided in this Agreement, after ALLERGAN becomes the MAH for the Cosmetic Indication and following the expiration of the Reacquisition Transition Period, (i) ALLERGAN will be responsible for the Territory-specific cost of development, clinical trials, Regulatory Approval Applications, changes to any Regulatory Approvals and ongoing clinical trials, development and post market surveillance required by the Regulatory Authorities relating exclusively to the Cosmetic Indications, (ii) GSK will be responsible for the Territory-specific cost of development, clinical trials, Regulatory Approval Applications, changes to any Regulatory Approvals and ongoing clinical trials, development and post market surveillance required by the Regulatory Authorities relating exclusively to the Therapeutic Indications, and (iii) *** associated with changes to API or CMC. Each Party will be responsible for the submission fees and other costs associated with any Regulatory Approvals and clinical trials, development, and post market surveillance for the Product required by the Regulatory Authorities relating to their respective Indications that may result from such API or CMC changes to the Product.

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

7.        Amendment of Article 7 (REPRESENTATIONS, WARRANTIES, AND COVENANTS).    The Parties hereby agree that Article 7 (REPRESENTATIONS, WARRANTIES AND COVENANTS) of the Agreement is hereby amended as follows:

7.1        Section 7.2.3 is hereby amended and replaced in its entirety as follows:

7.2.3    ALLERGAN will not, and will cause all of its Affiliates and sublicensees not to, either on its or their own or with any Third Party, conduct any development activities or conduct clinical trials relating to Product in the Field of Use, or seek Regulatory Approvals for Product in the Field of Use, in the Territory during the Term, except as provided in Section 4.1;

7.2        Section 7.2.4 is hereby amended and replaced in its entirety as follows:

7.2.4    ALLERGAN will not, and will cause all of its Affiliates and sublicensees not to, either on its or their own or with any Third Party, use, sell, offer for sale or import (including, without limitation, distribute) Product in the Territory in the Field of Use during the Term, except as provided in Section 4.1 and with respect to ALLERGAN’s co-promotion activities during the Co-Promotion Term as provided in Section 2.5, or as otherwise authorized by GSK in writing;

7.3        A new Section 7.2.6 is hereby added to the Agreement as follows:

7.2.6    ALLERGAN will take customary and reasonable steps, consistent with industry practice, to protect the confidentiality of the GSK Know-How; and

7.4        A new Section 7.2.7 is hereby added to the Agreement as follows:

7.2.7    ALLERGAN will use Commercially Reasonable Efforts to ensure that all aspects of its regulatory, development, regulatory, and commercialization activities with respect to Product for the Cosmetic Indications in the Territory, including for example clinical trial design, pharmacovigilance, and clinical and regulatory management activities, will be conducted in accordance with Good Clinical Practice, Good Vigilance Practice, and Good Post-Marketing Study Practice and professional standards consistent with the standards utilized by ALLERGAN, including the relevant JPMA (Japan Pharmaceutical Manufacturers Association) code, in ALLERGAN’S commercialization efforts for Product for the Cosmetic Indications in the Territory.

7.5        A new Section 7.3B is hereby added to the Agreement as follows:

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

7.3B    Additional Representations and Warranties of GSK. GSK represents and warrants that, as of the First Amendment Date:

  (a)      GSK has the right and authority to grant the licenses granted to ALLERGAN and its Affiliates pursuant to the terms and conditions set forth in this Agreement in the Territory;

  (b)      Neither GSK nor its Affiliates has granted any right, license, or interest in, to, or under the GSK Patent Rights, GSK Know-How or GSK Housemarks in the Territory that is inconsistent with the rights, licenses, and interests granted under the terms and conditions set forth in this Agreement;

  (c)      GSK is the registered proprietor of the GSK Housemarks that are registered in the Territory and the applicant in respect of those GSK Housemarks which are applications at the First Amendment Date in the Territory and, to the knowledge of GSK, the use of the GSK Housemarks by ALLERGAN as contemplated by this Agreement will not infringe the intellectual property rights of any Third Party in the Territory;

  (d)      To the knowledge of GSK, the exercise of the GSK Patent Rights would not infringe the patent or other intellectual property rights of any Third Party in the Territory, and there has been no written notice of any claim or objection that the use of the GSK Patent Rights and the GSK Know-How infringes, misappropriates, or otherwise violates or makes unauthorised use of, or has infringed, misappropriated, or otherwise violated or made unauthorised use of, the intellectual property or know-how rights of any Third Party in the Territory and there is no fact or circumstance which may give rise to any such claim or objection;

  (e)      To the knowledge of GSK, the Regulatory Approval in the Territory for BOTOX Vista® Injection has been validly issued by the appropriate Regulatory Authority and is in full force and effect, GSK and its Affiliates and agents have been and are in material compliance with all regulatory requirements of all competent Regulatory Authorities in the Territory with respect to Product, and there are no material facts or circumstances that might be expected to cause any Regulatory Approval in the Territory to be revoked or not renewed;

  (f)      To the knowledge of GSK, all information and data provided to ALLERGAN relating to the sales of the Products for the Cosmetic Indication in the Territory is accurate in all material respects and GSK and its distributors and agents have continued to conduct their business in relation to the Product in the Territory in the ordinary course and in accordance with Applicable Law since the date of the last such information and data;

  (g)      To the knowledge of GSK, all Products sold by GSK in the Territory prior to the First Amendment Date were in material compliance with the

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

registered Product specifications, were manufactured in accordance with Applicable Law, including requirements of current Good Manufacturing Practice (cGMP), complied with any representation or warranty, express or implied, given in respect of them, and were promoted, marketed, and sold in accordance with all Applicable Law in the Territory; and

  (h)      To the knowledge of GSK, there are no material legal proceedings or regulatory or governmental claims pending against GSK or its agents in the Territory in relation to the Product.

7.6    Section 7.4.3 is hereby amended and replaced in its entirety as follows:

  7.4.3    GSK will not grant any right, license, or interest in, to, or under any GSK Patent Rights, GSK Know-How or GSK Housemarks that are inconsistent with the rights, license, and interests granted under the terms and conditions set forth in this Agreement;

7.7    A new Section 7.4.5 is hereby added to the Agreement as follows:

7.4.5    Upon expiration of the Reacquisition Transition Period and for the remainder of the Term, unless authorized by ALLERGAN in writing, GSK will not, and will cause all of its Affiliates and sublicensees not to, either on its or their own or with any Third Party, use, sell, offer for sale or import (including, without limitation, distribute) Product in the Territory for the Cosmetic Indications.

8.      Amendment of Article 8 (INDEMNIFICATION AND INSURANCE). The Parties agree that Article 8 (INDEMNIFICATION AND INSURANCE) shall be amended as follows:

8.1    Section 8.1 is hereby amended and replaced in its entirety as follows:

8.1    Indemnification by ALLERGAN. ALLERGAN will indemnify, defend, and hold GSK and its Affiliates and their directors, officers, employees, and agents (each and collectively a “GSK Indemnitee”) harmless from and against any and all liabilities, damages, losses, costs and expenses, investigations, and reasonable attorneys’ fees incurred hereunder (each and collectively a “Liability”) resulting from or arising out of a claim, suit, or proceeding brought by a Third Party against a GSK Indemnitee arising out of or related to:

  8.1.1    the research, development, manufacture, promotion, sale, distribution, importation and/or use of Product in the Territory prior to the GSK Distribution Commencement Date;

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

8.1.2    the research, development, manufacture, promotion, sale, distribution, importation and/or use of Product in any country outside of the Territory and the Other Territories;

8.1.3    the promotion, sale, distribution, importation and/or use of Product in the Territory for the Current Indications after the GSK Distribution Commencement Date;

8.1.4    the promotion, sale, distribution, importation and/or use of Stock Product in the Territory;

8.1.5    the research and development of Product in the Territory for the Cosmetic Indications which is conducted or sponsored by an ALLERGAN Indemnitee (as defined in Section 8.2) up to and continuing until the date on which the study 909 is locked;

8.1.6    the employment (and/or termination) of any employees of ALLERGAN and/or its Affiliates in the Territory, including, without limitation, Liabilities relating to pensions and other defined benefits, severance payments and/or wrongful dismissal claims;

8.1.7    any violation of Applicable Law by any ALLERGAN Indemnitee in performing ALLERGAN’s obligations under this Agreement;

8.1.8    any material breach by any ALLERGAN Indemnitee of ALLERGAN’s representations, warranties and/or obligations under this Agreement; and

8.1.9    the research, development, manufacture, promotion, sale, distribution, importation and/or use of Product for the Cosmetic Indication in the Territory after the end of the Reacquisition Transition Period;

provided, however, with respect to Sections 8.1.3, 8.1.4, 8.1.7, 8.1.8 and 8.1.9, except to the extent that any such Liabilities are the responsibility of GSK under Section 8.2; and provided further with respect to Section 8.1.3 only, to the extent that any such Liabilities occurred during the first (1st) Calendar Year after the Effective Date.

8.2    Section 8.2 is hereby amended and replaced in its entirety as follows:

8.2      Indemnification by GSK. GSK will indemnify, defend, and hold harmless ALLERGAN and its directors, officers, employees, agents, and consultants (each and collectively an “ALLERGAN Indemnitee”) from and

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

against any and all Liabilities resulting from or arising out of a claim, suit, or proceeding brought by a Third Party against an ALLERGAN Indemnitee arising out of or related to:

8.2.1    the research, development, promotion, sale, distribution, importation and/or use of Product in the Field of Use in the Territory after the Effective Date;

8.2.2    any violation of Applicable Law by any GSK Indemnitee in performing GSK’s obligations under this Agreement;

8.2.3    any material breach by any GSK Indemnitee of GSK’s representations, warranties and/or obligations under this Agreement;

8.2.4    the promotion, sale, distribution, importation and/or use of Stock Cosmetic Product in the Territory to the extent caused by GSK;

8.2.5    the research, development, promotion, sale, distribution, importation and/or use of Product for the Cosmetic Indications in the Territory after the Effective Date through the end of the Reacquisition Transition Period; and

8.2.6    the employment (and/or termination) of any employees of GSK and/or its Affiliates in the Territory, including, without limitation, Liabilities relating to pensions and other defined benefits, severance payments and/or wrongful dismissal claims;

provided, however, with respect to Sections 8.2.1, 8.2.2, 8.2.3, 8.2.4 and 8.2.5, except to the extent such Liabilities are the responsibility of ALLERGAN under Section 8.1.

9.      Amendment of Article 11 (GENERAL PROVISIONS). The Parties hereby agree that Article 11 shall be amended as follows:

9.1    Section 11.4 is hereby amended and replaced in its entirety as follows:

11.4    Dispute Resolution. Except with regard to (a) any matters or disputes between the Parties that are to be resolved by the TJDC or TJCC as set forth in this Agreement (which shall be resolved in the manner described in Article 5 for the TJDC or TJCC, respectively) or (b) any dispute regarding whether any new Indication is a Cosmetic Indication or a Therapeutic Indication (which shall be resolved in the manner described in Section 5.2.7), if a dispute or controversy regarding any other matter under

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

this Agreement, arises between the Parties which they are unable to resolve (a “Dispute”), each of the Parties will (subject to any cure period as set forth in this Agreement), be entitled to submit to the other Party written notice of such Dispute, with such notice setting forth in reasonable detail the nature of the Dispute (the “Dispute Notice”). For a period of thirty (30) calendar days after the date of the receiving Party’s receipt of the Dispute Notice, the Parties will seek to resolve such Dispute by good faith negotiation between the President of Asia Pacific and Japan for GSK or his/her designee and the President, Pharmaceuticals of ALLERGAN or his/her designee. If at the end of such thirty (30) calendar day period the Dispute remains unresolved, the Parties may seek relief for such Dispute using any appropriate administrative or judicial mechanism which may be available, subject to Section 11.1. The provisions of this Section 11.4 will not restrict in any way the Parties’ rights to seek preliminary injunctive or other equitable relief from any court having jurisdiction

10.        Exhibits.

10.1      Exhibits A (ALLERGAN Patent Rights Not Subject to the Option), A-1 (ALLERGAN Patent Rights Subject to the Option), B (ALLERGAN Product Trademarks), I (Pharmacovigilance Agreement) and J (Product Integrity Plan) are hereby deleted and replaced in their entirety by the Exhibits bearing the same names attached to this Amendment #1.

10.2      A new Exhibit L (Transition Agreement Principles) attached to this Amendment #1 is hereby added to the Agreement.

11.        Other Provisions.

11.1      All provisions of the Agreement not expressly modified by this Amendment #1 shall remain in full force and effect, except that each reference to the “Agreement” or words of like import in the Agreement will mean and be a reference to the Agreement as amended by this Amendment #1. This Amendment #1 shall be construed, and the respective rights of the Parties determined, according to the substantive law of the State of New York notwithstanding the provisions governing conflict of laws under such New York law to the contrary. This Amendment #1 may be executed in any number of counterparts, each of which, when executed, shall be deemed to be an original and all of which together shall constitute one and the same document. This Amendment #1 may be executed by facsimile signatures, which signatures shall have the same force and effect as original signatures.

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

IN WITNESS WHEREOF, ALLERGAN and GSK have executed this AMENDMENT #1 TO BOTOX® — JAPAN LICENSE AGREEMENT by their respective duly authorized representatives as of the date First Amendment Date.

ALLERGAN, INC. By:		ALLERGAN SALES, LLC By:

/s/ JEFFREY L. EDWARDS		/s/ JEFFREY L. EDWARDS

Name:	Jeffrey L. Edwards	Name:	Jeffrey L. Edwards

Title:	Executive Vice President, Finance and Business Development, Chief Financial Officer	Title:	Vice President and Chief Financial Officer

ALLERGAN NK By:		ALLERGAN K.K. By:

/s/ TERILEA J. WIELENGA		/s/ IAN BELL

Name:	Terilea J. Wielenga	Name:	Ian Bell

Title:	Daihyo-Riji	Title:	Director

GLAXO GROUP LIMITED

By:

/s/ PAUL WILLIAMSON

Name:	Paul Williamson

Title:	Corporate Director

Exhibit A

ALLERGAN Patent Rights Not Subject to the Option

***

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

Exhibit A-1

ALLERGAN Patent Rights Subject to the Option

***

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

Exhibit B

ALLERGAN Product Trademarks- JAPAN

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Status

***	***	***	***	***	***	***	***	***

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

Exhibit I

Pharmacovigilance Agreement

—	ALLERGAN will hold the global safety database for the Product.

—

ALLERGAN will be responsible for providing all relevant pharmacovigilance support for the Product to GSK’s Affiliate in the Territory, including, without limitation, providing any non-domestic expedited or periodic reports necessary for local regulatory submission, signal detection and issue management.

—

GSK’s Affiliate in the Territory will be responsible for collecting adverse event reports in the Territory with respect to the Field of Use and forwarding copies of such reports to ALLERGAN. GSK’s Affiliate in the Territory will also be responsible for submitting relevant reports to the appropriate Regulatory Authority with respect to the Field of Use.

—

ALLERGAN will be responsible for collecting adverse event reports in the Territory with respect to the Cosmetic Indications and forwarding copies of such reports to GSK. ALLERGAN will also be responsible for submitting relevant reports to the appropriate Regulatory Authority with respect to the Cosmetic Indications.

—

GSK and ALLERGAN will not be obligated to maintain a central safety and pharmacovigilance department to provide support for, or involvement in, pharmacovigilance activities conducted pursuant to this Agreement or the Pharmacovigilance Agreement.

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

Exhibit J

Product Integrity Plan

Product Integrity Plan Objective:

Protect the safety of patients and maintain the loyalty of physician customers by assuring that patients seeking treatment with Product continue to get Product, appropriately handled for safe and effective treatment.

Requirements for Successful Implementation:

—	Each Party will designate a Person in the Territory as Product Integrity Manager in accordance with Section 5.8.

—	All personnel promoting Product in the Territory are trained to recognize current approved packaging of Product in the Territory.

—	Personnel promoting Product are trained to promptly report suspected counterfeit or imported product to the Product Integrity Manager.

—	Examples (or photos) of counterfeit product packaging obtained by personnel of a Party should be sent to the Product Integrity Manager for such Party.

—

The Party’s Product Integrity Manager will file complaint the TJCC chairman and such Party’s local team, in accordance with internal procedures, with evidence of suspected counterfeit or imported product.

—

If the Product is for a Current Indication or Future Indication, GSK will use Commercially Reasonable Efforts to send “cease and desist” warning letter to the suspected importer within *** after completing an internal investigation regarding the suspected importer.

—	If the illegal activity is not discontinued within *** after the date of the cease and desist warning letter, GSK may report the importer to the appropriate Regulatory Authority.

—	ALLERGAN will determine origin of counterfeit product and request assistance from ALLERGAN’S Region President to shut down supply of such counterfeit product.

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

—	ALLERGAN will respond to GSK’s Product Integrity Manager within 30 days of result of regional efforts to limit supply of such counterfeit product.

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

Exhibit L

Transition Agreement Principles

Management

1.	Each Party will appoint a transition team leader for the Territory to coordinate the transition of the Cosmetic Indications from GSK to ALLERGAN, including transfer of the Regulatory Approvals and any Regulatory Approval Applications for the Cosmetic Indications and the GSK Know-How related to the Cosmetic Indications.

2.	Within thirty (30) days after the First Amendment Date, GSK shall provide ALLERGAN with draft standard operating procedures/processes (“SOP”) existing as of the First Amendment Date which can be provided to ALLERGAN by GSK on “as is” basis in their original language versions with respect to quality assurance, product testing, post-market surveillance, promotion, pharmacovigilance, storage, distribution and disposal of the Product in the Cosmetic Indications in the Territory for reference use by ALLERGAN. Provided, however, that ALLERGAN shall be responsible for finalizing its own SOP for the Product for the Cosmetic Indications in the Territory, whether or not ALLERGAN utilizes SOP provided by GSK.

3.	Documents and materials to be provided by GSK to ALLERGAN during the Reacquisition Transition Period shall be those under possession by GSK and/or its Affiliates as of the First Amendment Date on “as is” basis and being prepared in Japanese language, as the case may be. Translation of such documents and materials into English or any other language, if necessary, will be arranged by ALLERGAN at its own cost and expense. ALLERGAN will also arrange for interpreters for meetings with GSK and/or its Affiliates at its own costs and expense.

Regulatory Matters

1.	During the Reacquisition Transition Period, the Parties will work diligently to enable ALLERGAN to become (i) the MAH for the Product for the Cosmetic Indications in the Territory and (ii) responsible for all Regulatory Approval Applications in the Territory for Product for the Cosmetic Indications.

(a)	ALLERGAN will use its best efforts and GSK will reasonably cooperate to gain approval for the partial change to the Regulatory Approvals pending before the MHLW.

(b)

As soon as possible but in no event later than thirty (30) calendar days after the date of notification by the MHLW that ALLERGAN is the MAH for Product for the Cosmetic Indications in the Territory, GSK will at its own cost and expense (i) deliver, or cause its Affiliates to deliver, to

ALLERGAN copies of each Regulatory Approval and Regulatory Approval Application held by GSK, its Affiliates or agents relating specifically to Product for the Cosmetic Indications in the Territory, including the Regulatory Approval for BOTOX Vista® Injection and (ii) certify in writing that the copies of such Regulatory Approval Applications and filings are true and complete copies thereof.

(c)	Each Party shall do, or cause its Affiliates to do, all other things that are required pursuant to any Applicable Law in the Territory to ensure that the Regulatory Approvals and Regulatory Approval Applications are duly transferred into the name of ALLERGAN or its nominee in a timely manner.

2.	All interactions with Regulatory Authorities relating to the ALLERGAN Manufacturing Information during the Reacquisition Transition Period shall be governed by Section 4.9.2 of the Agreement.

3.	Costs related to obtaining or maintaining Regulatory Approvals during the Reacquisition Transition Period shall be governed by Section 5.10 of the Agreement.

4.	During the Reacquisition Transition Period, (i) GSK remains responsible for post-market surveillance and pharmacovigilance activities and (ii) adverse event reporting continues as per the Agreement. Once ALLERGAN becomes the MAH, all legal responsibility for releasing Product for the Cosmetic Indications in the Territory, quality assurance/quality control, post-marketing surveillance, and pharmacovigilance relating to Product for the Cosmetic Indications in the Territory will transfer from GSK to ALLERGAN at such time.

Personnel and Facilities

1.	Within ten (10) days after the First Amendment Date, GSK will ***. ALLERGAN shall have the right, but not the obligation, to ***.

2.	ALLERGAN will identify and hire personnel or engage suitable third party contractors required for it to become the MAH and assume responsibility as the MAH for the Product for the Cosmetic Indications in the Territory, including a President or Managing Director, a pharmacist and a director of safety and quality in Japan.

3.	During the Reacquisition Transition Period, ALLERGAN will establish a business/operational processes and infrastructure for the Product for the Cosmetic Indications in the Territory including, without limitation, storage warehouse facilities for the Product.

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

4.	During the Reacquisition Transition Period, the Parties will cooperate on supply chain management in the Territory, including ongoing in-country logistics management support.

Promotion and Sale of Products for the Cosmetic Indications

1.	Upon the commencement of the Reacquisition Transition Period and continuing until notified in writing by ALLERGAN to discontinue but no later than the expiry of the Reacquisition Transition Period, GSK will promote, sell, offer for sale and distribute Product for the Cosmetic Indications in the Territory as directed by ALLERGAN.

2.	***.

3.	Promptly after the First Amendment Date, the Parties or their respective Affiliates will enter into good faith negotiations to establish the roles and responsibilities of ALLERGAN and GSK relating to the co-promotion and commercialization of the Product for the Cosmetic Indications in the Territory during the Reacquisition Transition Period (the “Cosmetic Co-Promotion Arrangement”); provided, however, that under the Cosmetic Co-Promotion Arrangement, (a) GSK will pay no fees to ALLERGAN and (b) ALLLERGAN will comply with GSK promotion and marketing codes and other internal rules of GSK related to co-promotion. The Parties shall reach agreement on the terms of the Cosmetic Co-Promotion Arrangement not later than thirty (30) calendar days after the First Amendment Date, with the expectation that ALLERGAN will begin co-promotion with GSK on or about April 1, 2010.

4.	Once the Regulatory Approvals and Regulatory Approval Applications for the Cosmetic Indications are transferred to ALLERGAN and ALLERGAN receives notification by the MHLW that ALLERGAN is the MAH, the Reacquisition Transition Period will immediately terminate.

5.	Upon termination of the Reacquisition Transition Period, GSK will, if so requested by ALLERGAN, use Commercially Reasonable Efforts to transfer and/or assign to ALLERGAN (subject to prior consent of such assignment by the counterparty) all contracts exclusively relating to the Product for the Cosmetic Indications in the Territory. The Parties will review all contracts that relate in whole or in part to the Cosmetic Indications to determine in good faith which contracts, if any, should be assigned and/or assignable in whole or in part by GSK to ALLERGAN or its Affiliates.

6.	GSK will book all sales of Product for the Cosmetic Indication in the Territory during the Reacquisition Transition Period. ALLERGAN will book all sales of Product for the Cosmetic Indication in the Territory after the Reacquisition Transition Period.

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

7.	In addition to ALLERGAN’s audit rights in Section 3.10.1, GSK will permit an ALLERGAN auditor, or an independent public accountant designated by ALLERGAN and reasonably acceptable to GSK, to have access, no more than once during the Reacquisition Transition Period and the period 90 days after Reacquisition Transition Period, during regular business hours and upon at least sixty (60) calendar days’ prior written notice, to GSK’s records and books, and GSK’s Affiliates’ and sublicensees’ records and books, to the extent necessary to determine the accuracy of GSK’s Net Sales, ***. If such examination results in a determination that the *** owed by one Party to the other have been understated, unpaid amounts due will be paid promptly. The fees and expenses of such auditor or accountant will be paid by ALLERGAN unless the Transition Sales Fees owed to ALLERGAN by GSK have been understated, or the Transition Sales Fees paid by ALLERGAN to GSK have been overstated, by more than ***, in which case GSK will pay all reasonable costs and expenses of the auditor or accountant incurred by ALLERGAN in the course of making such determination.

Additional Terms

1.	During the Reacquisition Transition Period, in accordance with ALLERGAN’s instructions, GSK will, and will use Commercially Reasonable Efforts to cause its Affiliates, sublicensees, employees, and agents to, continue to develop and sell Product for the Cosmetic Indications in the Territory, and conduct business in relation to the Product for the Cosmetic Indications in the Territory in the ordinary course of business and in accordance with all Applicable Law, including, without limitation, (a) preserving intact the market for Product for the Cosmetic Indications in the Territory and the goodwill associated with Product, (b) continuing to maintain its (or their) relationships with distributors, customers and others having material business relationships with it (or them) related to Product in the Territory, (c) continuing to distribute Product in accordance with past practice, and (d) take all reasonable steps to retain the services of employees of GSK (or its Affiliate) to assist in the transition activities.

2.	Until the termination of the Reacquisition Transition Period or until ALLERGAN complete sale or write-off of Stock Cosmetic Product, which ever comes later, GSK will grant to ALLERGAN any licenses necessary to use the GSK Housemarks in connection with the Cosmetic Co-Promotion Arrangement.

3.

In connection with the transfer of the MAH to ALLERGAN, ALLERGAN will purchase all of Stock Cosmetic Product as a one-time sale, promptly after the effective date of the transfer of the MAH; provided, that each such Unit of Stock Cosmetic Product, as of the date of purchase, will have an expiration date not earlier than *** and will meet such other quality criteria of ALLERGAN. ALLERGAN will purchase such Stock Cosmetic Product from GSK at ***. Terms of payment by ALLERGAN to GSK for this one-time sale of Stock Cosmetic Product will be thirty (30) calendar days from the date ALLERGAN

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

first takes physical possession of such Stock Cosmetic Product from GSK. Any remaining Stock Cosmetic Product will be promptly destroyed by GSK.

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.